Unlocking Value

JP Morgan Healthcare Conference
January 8, 2007
San Francisco, CA

Forward-Looking Statements

The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect our current views with respect to
future    events and financial performance.  These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections or forward-looking information will be realized.

All such estimates, projections and forward-looking information speak only as of the date hereof. HealthSouth undertakes no duty to publicly update or revise the information contained herein.

You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-Q for the periods ended
March 30, 2006, June 30, 2006 & Sept. 30, 2006, the Form 10-K for the fiscal year ended December 31, 2005 and current report on Form 8-K dated May 26, 2006 and in other documents that we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

Today: Diversified Healthcare Services Provider

The Company is a leader in each of its four
major operating divisions

Approximately 1,003 facilities in 45 states

YTD Performance (09/30/06)

Net Operating Revenues: $2.3 billion

Operating Earnings of $119.7 million

Adjusted Consolidated EBITDA: $411.8
million

Adjusted Consolidated EBITDA margin:
18.0%

YTD Net Rev.

($23.8 M)

$153.6 M

#2

Diagnostic

$21.5 M

$251.4 M

#2

Outpatient

$67.5 M

$555.2 M

#1

ASC

$277.7 M

$1,303.3 M

#1

Inpatient

(09/30/06)

(09/30/06)

(a)

Share

YTD Op. Earn.

Market

Diagnostic
(6.9%)

Outpatient
6.3%

Surgery
19.7%

Inpatient
81.0%

% of Operating Earnings (b) (c)

(a) Based on facility counts as of Sept. 30, 2006.

(b) Percentages do not include Intersegment Revenues; operating earnings include operating divisions only

(c) Nine months ended Sept. 30, 2006.

Diagnostic
6.7%

Outpatient
11.0%

Surgery
24.3%

Inpatient
57.1%

Other
0.8%

Diversified Business Portfolio (b) (c) :  % of Net Operating Revenues

National Provider of Healthcare Services

Strategic Repositioning

August 14, 2006:  HealthSouth announced it would seek
strategic alternatives for its Surgery and Outpatient business segments

Diagnostic business segment previously designated as “non-core”

Divestiture process going well: strong interest; competitive process; anticipated announcement Q1 with closing by end of
Q2

The “new” HealthSouth  =  Focus on Inpatient Rehabilitation
Facilities (“IRFs”)

Future growth in other post-acute segments:

Long-Term Acute Care

Home Health

Hospice

In part, driven by development of integrated, post-acute
payment system (Medicare)

Other 3rd Party Patients
5.1%
0.2%
Managed Care
18.7%
Workers Comp
2.7%
Medicaid
2.1%
Medicare
71.2%

5
HEALTHSOUTH

Future: Focus on Inpatient Rehabilitation

Overview

102 Hospital Locations

Nation's largest provider of inpatient
rehabilitation facilities (IRFs)

183 locations (92 IRFs, 91 outpatient
satellites)

Typical IRF:             40 bed                 60 bed

Size:                          42,000                   62,000

CAPEX:                  $15-17mm         $20-24mm

Major services offered:

Nursing Care (24/7)

Inpatient/Outpatient Physical Therapy

Occupational Therapy

Speech Therapy

Also operate 10 long-term acute care
hospitals (“LTCH”)

YTD Performance (09/30/06)

Net Operating Revenues: $1,303.3 million

Operating Earnings: $277.7 million;
Margin: 21.3%

Compliant Case Growth approximately 5.4%

Payor Mix(1) for the nine months ended 9/30/2006

State Concentrations

(2)

Cummulative %

(2)

IRF

LTCH

TX

15

1

16%

PA

9

2

26%

FL

9

1

36%

AL

6

42%

TN

6

48%

LA

2

3

53%

AZ

5

58%

SC

5

63%

(1)

Net Patient Revenue

(2)

Number of IRF's & LTCH's Only

30
25
20
15
10
5
0
2000
2010
2020
2030
2040
2050

800
700
600
500
400
300
200
100
0
2002
2007
2012
2017
2022
2027

✓

✓

Post Acute Care 33%
No Post - Acute Care 67%

512,160
563,000
627,000
2004
2010(E)
2015(E)

6

Aging “Baby Boomers” will Continue to Fuel
Demand for IRF Services

National Annual Acute Care Bed Demand in US

2002-2027 Projections (2)

Projected percentage of US population

65 years or older through 2050 (1)

%

Population

Beds per

Thousand

Post-Acute Usage After Discharge

Post-Acute Market

(1) Source: US Census Bureau, 2004

(2) Source: Solucient, LLC: National and Local Impact of Long-Term Demographic Change

                   on Inpatient Acute Care; Represents demand for additional utilization, not additional beds

(3) Source: Medicare Provider Analysis and Review File (2004); Claritas

Projected Medicare Compliant Case Growth(3)

+ 22%

Post-Acute
Industry
~ $125B

IRF Segment
~ $9B

Potential CMS Qualifying Cases
0%
20%
40%
60%
80%
100%
Home with Self Care
Home with Home Health
SNF
Other
REHAB

7
HEALTHSOUTH

Not all Potential Compliant Cases are Going to
IRFs

On average ~16% of
Compliant Cases
“Convert” to an IRF
Admission

Source: HealthCare Concepts Study

IRFs Provide Significantly Greater Nursing and
Rehabilitative Patient Care to “Compliant Case”
Patients = Quality/Outcome Differentiation

Characteristic

IRF

SNF

1,

Attending physician visits

4 + times/week

At least every 30 days

2.

Multi-disciplinary team approach;

Required

Not required

Coordinated Program of Care

3.

MD or DO designated as Rehabilitation

Required

Not required

Director

4.

RN oversight and availability

24 hours/day

At least 8 consecutive

hours/day

5.

Nursing hours per pt-day

5.0 – 7.5

2.5 – 4.0

6.

Nursing training, expertise

Rehabilitation

None

specialty expertise

7.

PT, OT, and/or Speech Therapy

3 hours/day

No minimum

level of service

(minimum)

Growth = Significant Organic and Development
Opportunities

Organic*

2-3% Pricing

1-2% SS Volume

Development:  5-8 new facilities per year

Current pipeline
~ 40+ projects

“Steady-state” basis

IRF

LTCH

IRF

1.

Consolidation

                (Existing markets)

2.

De-novo (Existing or New markets)

3.

Acquisition (New markets)

LTCH (to supplement IRF presence)

J.V.

Acquire

Mid- to high-single
digit EBITDA growth

Development Strategies

IRF Segment Highly Fragmented = Consolidation
Opportunities

      (1) Source: Annual Reports; Verispan data; management analysis

      (2) Typically a 15 – 30 bed wing / unit of an acute-care hospital

737

266

242

92

Number of IRFs:

Not-for-Profit

For-Profit

All Others

HLS

In-hospital Unit (2) = 1003 (75%)

Free-standing = 334 (25%)

IRF Market (2004)(1) = 1,337

The 75% Rule will stimulate consolidation as smaller providers experience difficulties in meeting the higher thresholds.

Illustrative Development Examples

($ in thousands)

(1) Does NOT include estimated corporate overhead of ~4.5% of Net Revenues

(2) Assumes HLS owns ~80% of JV

Higher Margin from Platform
Efficiency

Ramp-up Period though Strong IRR

Incremental EBITDA with No Investment

Capacity Rationalization

“Win - Win” Situation for Both Parties

Consolidation - Joint Venture

DeNovo - Proforma (40 Bed)

Revenue

EBITDA

(1)

%

(1)

Revenue

EBITDA

(1)

%

(1)

Stand Alone

$10,000

$2,000

20%

Year 1

$8,500

$1,275

15%

Joint Venture

(2)

$14,000

$3,200

23%

Year 2

$10,500

$2,500

23%

   - Minority Interest

($640)

Run Rate

$11,500

$2,900

25%

After Consolidation

$14,000

$2,560

18%

Incremental

      EBITDA

$560

Investment

$15,000-17,000

Investment

$0

5-year Annualized ROI

~ 16-18%

2006 Development Achievements: Growth is
Occurring Ahead of Plan

Opened new 40-bed IRF in Petersburg, VA

Created joint venture/market consolidation in Tucson, AZ

Merged competitor’s 20-bed IRF with existing HLS 80-bed
IRF

Broke ground on new 40-bed IRF in Fredericksburg, VA

Approved new 50-bed IRF in Phoenix, AZ

Announced acquisition/market consolidation in Wichita Falls, TX

Acquired competitor’s 48-bed IRF; will consolidate patients
to HLS 63-bed IRF

HealthSouth will have Strong Cash Flow
Characteristics

Inpatient Division

($ in millions)

(1) Current overhead calculation of 4.5% of net operating revenue may not be comparable to stand alone entity or may take some time to achieve this run-rate

(2) 2005 numbers adjusted for discontinued ops facilities in 2006

YTD 09/30/06

2005

(2)

YTD 09/30/06

Annualized

Net Operating Revenues

$1,776.3

$1,303.3

$1,737.7

Operating Earnings

388.3

277.7

370.3

Corporate OH (as a % of revenue)

(1)

(79.9)

(58.6)

(78.2)

Depreciation

65.4

47.5

63.3

Available Cash Before CAPEX & Debt Service

$373.8

$266.5

$355.4

CAPEX (maintenance only)

(38.8)

(30.0)

(40.0)

Cash Available for Growth CAPEX

$335.0

$236.5

$315.4

and Debt Service

Summary

The “new” HealthSouth: new Board; new management team; new
balance sheet; and new direction.

By divesting its non-core assets, the Company will be well-
positioned to become a “pure-play” post-acute provider and a consolidator in the fragmented $126 B post-acute space.

These divestures – along with any proceeds we may receive from tax refunds and certain derivative litigation – will significantly strengthen the company’s Balance Sheet through deleveraging.

The “new” HealthSouth will present a compelling investment
opportunity with EPS growth driven by organic growth,
development and de-leveraging.

Appendix

Non-GAAP Financial Reconciliations

(In Thousands)

Reconciliation of Net Loss to Adjusted Consolidated EBITDA

2006

2005

2006

2005

Net loss

(76,144)

$

(11,541)

$

(553,718)

$

(332,158)

$

Loss from discontinued operations

3,291

11,735

20,191

30,830

Provision for income tax expense

4,582

10,339

31,457

29,209

Loss on interest rate swap

28,711

-

13,922

-

Loss (gain) on sale of marketable securities

107

-

121

(10)

Interest income

(1,253)

(3,739)

(9,610)

(10,618)

Interest expense and amortization of debt

discounts and fees

82,493

82,904

250,647

253,530

(Gain) loss on early extinguishment of debt

(6)

-

365,636

33

Professional fees—accounting, tax, and legal

23,774

33,072

100,402

113,429

Government, class action, and related

settlements expense

28,420

-

45,733

215,000

Impairment charges

200

1,460

4,022

26,375

Net non-cash loss on disposal of assets

3,448

2,385

8,830

16,672

Depreciation and amortization

38,473

40,249

113,726

128,694

Compensation expense under FASB Statement

No. 123(R)

3,595

-

11,630

-

Sarbanes-Oxley related costs

861

7,738

4,237

22,965

Restructuring activities under FASB Statement

No. 146

1,348

249

4,579

7,456

Adjusted Consolidated EBITDA

141,900

$

174,851

$

411,805

$

501,407

$

Three Months Ended

September 30,

Nine Months Ended

September 30,

Appendix (cont’d)

Non-GAAP Financial Reconciliations

*       The change in operating cash and assets and liabilities during the nine months ended September 30,
2006 primarily resulted from declining volumes in each of our operating segments, increased receivable balances (due to current collection trends, the $35.0 million receivable recorded as a recovery from Mr. Scrushy, and a delay in Medicare payments), and non-cash reductions in various accrued expenses, including a reduction in estimates associated with legal fees owed to Mr. Scrushy

Reconciliation of Adjusted Consolidated EBITDA to Net Cash (Used In) Provided By Operating Activities

2006

2005

Adjusted Consolidated EBITDA

411,805

$

501,407

$

Professional fees—accounting, tax, and legal

(100,402)

(113,429)

Sarbanes-Oxley related costs

(4,237)

(22,965)

Interest expense and amortization of debt discounts and fees

(250,647)

(253,530)

Interest income

9,610

10,618

Provision for doubtful accounts

86,364

68,583

Net gain on disposal of assets

(7,977)

(2,656)

Amortization of debt issue costs, debt discounts, and fees

16,312

30,371

Amortization of restricted stock

2,654

1,358

Accretion of debt securities

(53)

(117)

Loss on sale of investments, excluding marketable securities

1,103

3,420

Equity in net income of nonconsolidated affiliates

(16,841)

(21,115)

Distributions from nonconsolidated affiliates

10,455

15,615

Minority interest in earnings of consolidated affiliates

78,367

78,895

Stock-based compensation

8,976

-

Compensation expense under FASB Statement No. 123(R)

(11,630)

-

Current portion of income tax provision

(10,670)

(16,244)

Restructuring charges under FASB Statement No. 146

(4,579)

(7,456)

Recovery of amounts due from Richard M. Scrushy

(35,000)

-

Net cash settlement on interest rate swap

1,448

-

Other operating cash used in discontinued operations

(25,271)

(42,879)

Change in government, class action, and related settlements liability

(87,171)

(133,548)

Change in assets and liabilities, net of acquisitions*

(148,251)

(7,766)

Net Cash (Used In) Provided By Operating Activities*

(75,635)

$

88,562

$

Nine Months Ended

September 30,

(In Thousands)

.